UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09005

Name of Registrant: Vanguard Massachusetts Tax-Exempt Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014 – May 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2015

Vanguard Massachusetts Tax-Exempt Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	32
Trustees Approve Advisory Arrangement.	34
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended May 31, 2015
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Massachusetts Tax-Exempt Fund	2.22%	4.14%	1.53%	-0.59%	0.94%
Barclays MA Municipal Bond Index					0.69
Massachusetts Municipal Debt Funds Average					0.86
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2014, Through May 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Massachusetts Tax-Exempt Fund	$10.87	$10.74	$0.166	$0.067

Chairman’s Letter

Dear Shareholder,

The broad U.S. municipal bond market earned positive but muted returns in the half year ended May 31, 2015, after a strong showing in the previous 12 months. As I cautioned in my letter to you in our annual report, the robust returns––especially for longer-maturity funds––were unlikely to continue given how low interest rates had fallen.

Vanguard Massachusetts Tax-Exempt Fund returned 0.94% for the six months, exceeding the 0.69% return of its benchmark, the Barclays Massachusetts Municipal Bond Index, and the 0.86% average return of competing Massachusetts tax-exempt funds. The fund’s result also surpassed the 0.71% return for the broad muni bond market, as measured by the Barclays Municipal Bond Index.

If not for interest income, the fund would have recorded a negative result. The fund’s return from interest income was 1.53%, while its capital return was –0.59%.

The fund’s 30-day SEC yield rose a bit, to 2.22% as of May 31 from 2.16% six months earlier.

Please note: The fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). However, as of the end of the period, it owned none of these bonds.

Taxable bonds gained ground, despite setbacks along the way

The broad U.S. taxable bond market returned 1.09% for the six months, although results turned slightly negative in the latter half of the period. The yield of the 10-year Treasury note ended May at 2.14%, down from 2.25% six months earlier.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.65%, restrained by the U.S. dollar’s strength against many foreign currencies. Without this currency effect, international bond returns were positive as the stimulative monetary policies of central banks across the globe helped bond returns.

Short-term interest rates, pegged to the Federal Reserve’s target of 0%–0.25%, severely limited returns for money market funds and savings accounts.

U.S. stocks stayed positive although clouds hovered

The broad U.S. stock market returned nearly 4% for the period. Corporate profits generally exceeded expectations, the Fed remained cautious in its approach to expected short-term interest rate hikes, and other nations’ central banks continued their monetary stimulus programs. These factors helped offset pressures on the market that included perceived high stock valuations and renewed debt troubles for Greece.

Market Barometer
			Total Returns
		Periods Ended May 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	1.09%	3.03%	3.90%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.71	3.18	4.53
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

Stocks
Russell 1000 Index (Large-caps)	3.41%	11.91%	16.68%
Russell 2000 Index (Small-caps)	6.94	11.32	15.04
Russell 3000 Index (Broad U.S. market)	3.67	11.86	16.54
FTSE All-World ex US Index (International)	3.78	0.08	8.51

CPI
Consumer Price Index	0.70%	-0.04%	1.74%

International stocks returned almost 4% for U.S. investors, although results would have been more robust if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/research. This is part of the Global Macro Matters series produced by our economists.)

Supply resurgence tempered tax-exempt bond returns

Broadly speaking, both taxable and tax-exempt bonds trade in the marketplace in relation to U.S. Treasury bonds, which establish the level of risk-free interest rates. Changes in investor risk perceptions affect the spread, or the difference between a bond’s interest rate and that of a Treasury bond with a comparable maturity. During the period, there were no major shifts in munis’ value relative to Treasuries.

Another key driver of municipal bond performance is supply—and an increased supply was the main reason the six-month return for the broad municipal market lagged that of Treasuries. Following an extended period of relatively light supply, tax-exempt bond issuance rose by about 52% for the six months through May 2015 compared with the year-ago level (as reported by Barclays). About two-thirds of the bond issuance involved the refunding

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Massachusetts Tax-Exempt Fund	0.16%	1.09%

The fund expense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2015, the fund’s annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Massachusetts Municipal Debt Funds.

of outstanding debt, in many cases by issuers who locked in savings in anticipation of rising borrowing costs.

Tax-exempt bond issuance also rose in Massachusetts; however, the increase of about 10% was less than the national pace. Similar to the national trend, a majority of the supply involved refunding of outstanding debt rather than new capital.

Overall demand for municipal bonds remained strong, not only from traditional investors in high income tax brackets but also from nontraditional buyers, such as U.S. banks and insurance companies. Still, issuers needed to offer slightly higher rates to entice buyers, especially for the intermediate-maturity bonds that constitute a large slice of the refunding supply.

At state budget time, a helpful reminder

As you know, investing in the bonds of your home state provides income that can be exempt from federal and state—and sometimes local—income taxes. Depending on your circumstances, this can be a very attractive benefit.

But there’s a tradeoff: less diversification. The performance of your bonds is greatly influenced by the fiscal health of just one state. And that health can be especially evident amid the intense budget debates that often take place before July 1, the start of the new fiscal year in most states.

Just like your personal budget, state and municipal budgets depend on revenue forecasts, and these are often hard to get right. A March report by The Pew Charitable Trusts, for example, found that over roughly the last three decades, “forecasting errors have gotten larger because revenue has become increasingly volatile,” even though “the science of estimating tax collections has improved markedly.” Revenues from corporate income taxes and personal capital gains taxes are especially hard to forecast, Pew noted.

Whether unpleasant budget surprises arise suddenly or from long-simmering challenges such as underfunded pension plans, they can lead to volatile bond returns. As with any investment, it’s not wise to put all your eggs in one basket.

You might consider including a diversified national municipal bond fund in your portfolio. And because Vanguard’s highly experienced team of independent credit analysts carefully evaluates any bond issue we own or are considering for any of our funds, it can help you sidestep some of the potential pitfalls.

Source: The Pew Charitable Trusts and the Nelson A. Rockefeller Institute of Government, March 2015. Managing Volatile Tax Collections in State Revenue Forecasts.

Meanwhile, investors’ search for yield in the continued low interest rate environment meant that demand remained relatively strong for the higher rates offered on both longer-maturity and lower-rated bonds.

Against this backdrop, the fund was well-positioned by its advisor, Vanguard Fixed Income Group. A lighter allocation to higher-rated securities (particularly those ranked AAA and AA in credit quality by major rating agencies) and overall issuer selection boosted relative returns.

For more information about the advisor’s approach and the fund’s positioning during the period, please see the Advisor’s Report that follows this letter.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This involves more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure your interests remain paramount.

Because promoting good corporate governance supports our core purpose, we want to inform our investors—regardless of which Vanguard fund they may own—about our efforts in this area. As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

Most of these votes take place at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer June 10, 2015

Advisor’s Report

For the six months ended May 31, 2015, Vanguard Massachusetts Tax-Exempt Fund returned 0.94%. The fund surpassed its benchmark, the Barclays Massachusetts Municipal Bond Index, which returned 0.69%, and its peer group, which had an average return of 0.86%.

The investment environment

On the heels of an exceptionally strong rally, the municipal bond market began the new fiscal year at what we felt were appropriate valuation levels. Interest rates for taxable and tax-exempt bonds stood at or near historic lows, reflecting expectations that when the Federal Reserve does begin to raise interest rates it will do so modestly and gradually. This was in stark contrast to the bond market’s “taper tantrum” in 2013, when the Fed first announced its intention to scale back its aggressive stimulative bond-buying.

The Fed has made it clear that its decision on when to raise rates depends on the health of the economy. Gross domestic product (GDP) has been a good news/bad news story. Economic growth slowed in the fourth calendar quarter of 2014, and the economy contracted slightly in the first quarter of 2015 (based on preliminary estimates). However, this year’s sharp slowdown is attributable at least in part to transitory factors—another harsh winter and a West Coast port strike. Other contributing factors included the stronger U.S. dollar, which crimps exports, and weaker capital spending in the oil patch.

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,
Maturity	2014	2015
2 years	0.14%	0.22%
5 years	0.88	1.22
10 years	1.98	2.08
30 years	3.00	3.15
Source: Vanguard.

The Fed also wants to see continued improvement in the job market and the unemployment rate, along with an increase in the inflation rate toward the Fed’s 2% long-term target. (Inflation has been running well below that.) The labor market has continued to improve, with the U.S. unemployment rate falling to 5.5% in May. Massachusetts’ labor market improved as well; statewide, unemployment was at 4.6% in May.

Acknowledging recent GDP reports, the Fed signaled in the spring that its first rate increase in almost a decade would likely not come in June, as some had predicted. As a result, the Treasury market broadly continued to rally. The yield of the benchmark 10-year Treasury note, which began the period at 2.25%, dipped to 1.75% at the end of January before closing at 2.14% at the end of May. Overall, the Treasury yield curve flattened modestly as short-term rates crept up.

In contrast, municipal bond yields rose modestly across the maturity spectrum during the period. It’s not unusual for muni bond yields to reach a resistance point, and in this case supply had a lot to do with it.

Massachusetts’ economy continues to recover more quickly than the nation’s as a whole, according to a gauge of current economic conditions for each state published monthly by the Federal Reserve Bank of Philadelphia. The bank’s index for Massachusetts climbed 23% from its low point in 2009 through May 2015, compared with a 16% increase for the U.S. index.

The commonwealth wasn’t without its challenges. In March, Governor Charlie Baker requested $400 million in federal disaster aid from the Federal Emergency Management Agency (FEMA) because of the 28 days of record-breaking snowstorms that plagued Massachusetts in January and February. In April, FEMA declared that only one of the storms had been a disaster and awarded only $90 million in aid to about 250 local governments. This put some strain on several cities that had spent well in excess of budgeted amounts for snow removal.

Nonetheless, total Massachusetts state revenue collections for the first ten months of the current fiscal year rose 5.3% year over year; through April 2015, total collection was $20.2 billion, $1.0 billion more than the same period the previous year.

Management of the funds

We made no significant shifts in portfolio strategy or positioning to the Long-Term Fund during the six months. As the year began, we tended to maintain tactical overweights to longer-maturity bonds relative to the fund’s benchmark. For example, more than 70% of fund holdings were bonds with a stated maturity of longer than 10 years, compared with about 55% for the benchmark. This strategy was focused on earning some of the additional income offered by longer-term bonds, and was part of our defensive posture while awaiting the Fed’s first move. Even as longer-term rates seesawed during the period, the strategy served us well.

We also added value through security selection, which came in many forms. For example, our general obligation state holdings performed well and exceeded the return of similar holdings included in the benchmark.

In light of the prospect of rising interest rates, we’ve positioned the fund’s duration to be modestly shorter than its benchmark’s. (Duration is a measure of the sensitivity of bond, and bond mutual fund, prices to changes in interest rates.) This decision boosted the fund’s return.

In terms of credit exposure, we overweighted lower-rated investment-grade bonds. In the prolonged environment of low interest rates, these bonds—which offer modestly higher yields—performed well. However, the advantage the fund received from its relatively higher allocation to lower-rated bonds and those of longer maturity was offset by its slightly shorter duration.

We collaborate closely with Vanguard’s experienced team of credit analysts, who perform an objective, thorough, and independent analysis of the overall creditworthiness of these bonds, and of every issuer whose bonds we own or are considering buying. The muni market is large, fragmented, and often inefficient, so our deep credit analysis bench strength is critical to helping to identify bonds that appear mispriced in the marketplace.

A look ahead

As we enter the second half of the fiscal year, we still believe that municipal bonds are trading in an appropriate range relative to their taxable Treasury counterparts. Munis are attractive compared with other U.S. fixed income options.

Just as the U.S. economy rebounded in 2014 from a harsh winter, we expect another rebound this year, with growth reaccelerating to an annual rate of about 2.5% for the rest of the fund’s fiscal year.

Interest rates, and hence bond prices, may remain volatile as the market views new information about the economy’s health through the lens of the data-dependent Fed and tries to guess when it will begin to raise rates. We believe liftoff is likely to come in the second half of 2015, and we believe the Fed may not raise rates over time as much as might have been expected, especially in view of tepid economic growth.

Given the significant drop in interest rates in recent years, and the tightening of credit-quality spreads, many opportunities for price appreciation have already been captured. Lower rates appear unlikely; we don’t see much scope for credit spreads to tighten significantly, nor do we expect them to widen. As a result, we are more focused on opportunities to pick up income by holding lower-rated bonds.

In part because of expected volatility, we anticipate maintaining above-average liquidity. That precaution should allow us to take advantage of any price dislocations that may arise as a rate hike approaches and meet potential shareholder redemptions without becoming forced sellers in the market.

Christopher W. Alwine, CFA, Principal, Head of Municipal Bond Funds Marlin G. Brown, Portfolio Manager Vanguard Fixed Income Group June 16, 2015

Massachusetts Tax-Exempt Fund

Fund Profile
As of May 31, 2015

Financial Attributes

		Barclays
		MA Barclays
		Municipal	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	318	1,622	47,633
Yield to Maturity
(before expenses)	2.3%	2.1%	2.3%
Average Coupon	4.6%	4.9%	4.8%
Average Duration	6.3 years	6.6 years	6.5 years
Average Stated
Maturity	15.8 years	13.0 years	13.1 years
Ticker Symbol	VMATX	—	—
Expense Ratio[1]	0.16%	—	—
30-Day SEC Yield	2.22%	—	—
Short-Term
Reserves	5.0%	—	—

Volatility Measures
	Barclays MA	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.99	0.99
Beta	1.19	1.19
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year		5.5%
1 - 3 Years		5.5
3 - 5 Years		4.2
5 - 10 Years		11.5
10 - 20 Years		36.7
20 - 30 Years		33.9
Over 30 Years		2.7

Distribution by Credit Quality (% of portfolio)
AAA		18.5%
AA		60.5
A		12.6
BBB		8.2
Not Rated		0.2

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2015, the annualized expense ratio was 0.15%.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2004, Through May 31, 2015
				Barclays MA
				Municipal
				Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.12%	-0.59%	3.53%	3.43%
2006	4.38	2.16	6.54	6.13
2007	4.18	-2.03	2.15	3.27
2008	4.00	-6.72	-2.72	-1.30
2009	4.42	7.94	12.36	13.60
2010	3.80	-0.39	3.41	3.96
2011	3.76	2.56	6.32	6.41
2012	3.49	6.92	10.41	9.57
2013	3.02	-7.73	-4.71	-3.52
2014	3.48	5.84	9.32	7.72
2015	1.53	-0.59	0.94	0.69
Note: For 2015, performance data reflect the six months ended May 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Massachusetts
Tax-Exempt Fund	12/9/1998	7.55%	5.02%	3.83%	0.80%	4.63%

See Financial Highlights for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.8%)
Massachusetts (99.2%)
Boston MA GO	5.000%	4/1/23	3,000	3,663
Boston MA GO	5.000%	2/1/24	2,345	2,791
Boston MA GO	5.000%	3/1/24	3,000	3,626
Boston MA Housing Authority Revenue	5.000%	4/1/23 (4)	2,000	2,202
Boston MA Housing Authority Revenue	5.000%	4/1/25 (4)	5,440	5,977
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/20	1,550	1,824
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/25	3,725	4,236
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	1,000	1,133
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	750	858
Braintree MA GO	5.000%	5/15/19 (Prere.)	4,000	4,579
Braintree MA GO	5.000%	5/15/26	2,300	2,810
Cambridge MA GO	5.000%	1/1/23	850	1,011
Cambridge MA GO	4.000%	1/1/25	1,000	1,147
Cambridge MA GO	4.000%	1/1/26	1,600	1,808
Cambridge MA GO	4.000%	1/1/27	1,000	1,116
Holyoke MA GO	5.000%	9/1/30	1,690	1,929
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/31	2,285	2,897
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/34	18,000	20,056
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/41	5,000	5,550
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/17 (ETM)	75	82
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/22	3,500	4,259
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/22	5,285	6,518
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/23	4,000	4,847
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/23	2,825	3,480
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/24	3,020	3,823
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/26 (14)	2,000	2,531

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/27	5,000	6,107
Massachusetts Bay Transportation Authority
Sales Tax Revenue	0.000%	7/1/29	1,020	546
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/32	2,900	3,647
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	5,000	6,328
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	2,000	2,531
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/35	2,145	2,429
1 Massachusetts Bay Transportation Authority
Sales Tax Revenue TOB VRDO	0.200%	6/5/15	2,887	2,886
Massachusetts Bay Transportation Authority
Sales Tax Revenue VRDO	0.100%	6/5/15	1,100	1,100
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/26	2,875	3,370
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/29	3,300	3,786
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/32	2,500	2,828
Massachusetts Clean Water Trust Revenue	5.000%	2/1/28	3,000	3,539
Massachusetts Clean Water Trust Revenue	5.000%	2/1/35	3,000	3,435
Massachusetts Clean Water Trust Revenue	5.000%	2/1/45	2,085	2,355
Massachusetts College Building Authority
Revenue	0.000%	5/1/17 (10)	3,340	3,269
Massachusetts College Building Authority
Revenue	5.000%	5/1/25	1,100	1,305
Massachusetts College Building Authority
Revenue	5.000%	5/1/26	1,430	1,683
Massachusetts College Building Authority
Revenue	5.000%	5/1/27	1,200	1,400
Massachusetts College Building Authority
Revenue	5.000%	5/1/29	1,500	1,722
Massachusetts College Building Authority
Revenue	5.000%	5/1/30	1,610	1,846
Massachusetts College Building Authority
Revenue	5.000%	5/1/30	1,075	1,218
Massachusetts College Building Authority
Revenue	5.000%	5/1/31	2,000	2,306
Massachusetts College Building Authority
Revenue	5.000%	5/1/34	3,290	3,799
Massachusetts College Building Authority
Revenue	5.000%	5/1/36	4,000	4,460
Massachusetts College Building Authority
Revenue	5.000%	5/1/39	3,000	3,381
Massachusetts College Building Authority
Revenue	5.000%	5/1/41	5,000	5,529
Massachusetts College Building Authority
Revenue	5.000%	5/1/43	3,285	3,626
Massachusetts College Building Authority
Revenue	4.500%	5/1/48	3,000	3,138

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/20	3,500	4,014
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/23	3,000	3,442
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/32	5,620	6,249
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/35	2,350	2,647
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/37	3,000	3,293
Massachusetts Department of Transportation
Metropolitan Highway System Revenue VRDO	0.080%	6/5/15	6,000	6,000
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/17 (Prere.)	2,000	2,136
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/17 (Prere.)	3,105	3,317
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/17 (Prere.)	1,985	2,120
Massachusetts Development Finance Agency
Hospital Revenue (Cape Cod Healthcare
Obligated Group)	5.250%	11/15/36	5,130	5,640
Massachusetts Development Finance Agency
Revenue (Baystate Medical Obligated Group)	5.000%	7/1/34	1,500	1,659
Massachusetts Development Finance Agency
Revenue (Berklee College of Music)	5.250%	10/1/41	3,300	3,677
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/22	2,000	2,259
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/28	1,250	1,372
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/29	1,500	1,642
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/30	1,430	1,561
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/31	1,250	1,359
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/19	500	574
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/40	2,000	2,240
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/22 (Prere.)	470	564
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/22 (Prere.)	2,995	3,581
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/29	2,535	2,752
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/44	2,000	2,132
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/29 (2)	1,400	1,716
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/35 (2)	2,000	2,027
Massachusetts Development Finance Agency
Revenue (Boston University)	5.375%	5/15/39	1,575	1,911

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	7/1/42	10,000	10,734
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/48	7,400	8,174
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/59 (10)	5,575	6,820
2 Massachusetts Development Finance Agency
Revenue (Boston University) PUT	0.680%	3/30/17	5,000	5,004
Massachusetts Development Finance Agency
Revenue (Broad Institute Inc.)	5.250%	4/1/37	4,000	4,504
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.250%	12/1/25	600	665
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.625%	12/1/30	550	617
Massachusetts Development Finance Agency
Revenue (Children’s Hospital)	5.000%	10/1/34	2,440	2,748
Massachusetts Development Finance Agency
Revenue (Children’s Hospital)	5.000%	10/1/46	5,500	6,082
Massachusetts Development Finance Agency
Revenue (College of the Holy Cross) VRDO	0.100%	6/1/15 LOC	2,230	2,230
Massachusetts Development Finance Agency
Revenue (Commonwealth Contract Assistance)	5.500%	2/1/40	2,160	2,481
Massachusetts Development Finance Agency
Revenue (Deerfield Academy)	5.000%	10/1/40	4,665	5,337
Massachusetts Development Finance Agency
Revenue (Draper Laboratory)	5.750%	9/1/18 (Prere.)	5,000	5,733
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/35	3,000	3,193
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/40	5,000	5,248
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/28	1,000	1,162
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.250%	2/1/34	6,000	7,024
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/40	9,790	11,104
Massachusetts Development Finance Agency
Revenue (Lawrence General Hospital)	5.250%	7/1/34	2,245	2,373
Massachusetts Development Finance Agency
Revenue (Loomis Obligated Group)	6.000%	1/1/33	4,000	4,433
Massachusetts Development Finance Agency
Revenue (Lowell General Hospital)	5.000%	7/1/37	4,800	5,064
Massachusetts Development Finance Agency
Revenue (Lowell General Hospital)	5.000%	7/1/44	5,000	5,223
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/19	175	199
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/21	300	352
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/23	250	298

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/26	1,380	1,599
Massachusetts Development Finance Agency
Revenue (MCPHS University)	5.000%	7/1/31	400	458
Massachusetts Development Finance Agency
Revenue (MCPHS University)	5.000%	7/1/32	300	342
Massachusetts Development Finance Agency
Revenue (MCPHS University)	5.000%	7/1/37	450	509
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.000%	7/1/32	2,000	2,106
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.250%	7/1/42	1,470	1,547
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.125%	7/1/44	2,500	2,634
Massachusetts Development Finance Agency
Revenue (Milford Regional Medical Center)	5.750%	7/15/43	6,755	7,406
Massachusetts Development Finance Agency
Revenue (Mount Holyoke College)	5.000%	7/1/36	1,500	1,645
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/29	3,250	3,652
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/30	1,750	1,957
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	3/1/32	950	1,067
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	3/1/39	3,500	3,893
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	3/1/44	3,750	4,144
Massachusetts Development Finance Agency
Revenue (Olin College)	5.000%	11/1/38	6,000	6,688
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/28	2,000	2,275
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/30	1,500	1,692
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/31	5,705	6,406
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/36	4,000	4,444
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/40	3,000	3,369
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.375%	7/1/41	4,000	4,489
2 Massachusetts Development Finance Agency
Revenue (Partners Healthcare) PUT	0.650%	1/30/18	7,945	7,946
Massachusetts Development Finance Agency
Revenue (Phillips Academy)	5.000%	9/1/38	1,545	1,749
Massachusetts Development Finance Agency
Revenue (Phillips Academy)	5.000%	9/1/43	2,500	2,816
Massachusetts Development Finance Agency
Revenue (Seven Hills Foundation
Obligated Group)	5.000%	9/1/35	3,000	3,162

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Seven Hills Foundation
Obligated Group)	5.000%	9/1/45	2,000	2,088
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.500%	10/1/28	1,000	1,136
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.125%	10/1/33	2,000	2,177
3 Massachusetts Development Finance Agency
Revenue (Simmons College)	5.000%	10/1/36	2,000	2,140
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.250%	10/1/39	3,000	3,264
Massachusetts Development Finance Agency
Revenue (Southcoast Health System
Obligated Group)	5.000%	7/1/27	1,550	1,759
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.000%	7/1/30	3,000	3,184
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.125%	7/1/40	3,000	3,148
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	7.250%	1/1/32	2,500	2,985
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.750%	1/1/36	850	988
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.875%	1/1/41	2,000	2,328
Massachusetts Development Finance Agency
Revenue (Tufts University)	5.000%	8/15/38	1,000	1,140
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.000%	7/1/16	150	156
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.125%	7/1/26	2,750	3,021
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.500%	7/1/31	5,250	5,773
Massachusetts Development Finance Agency
Revenue (Wellesley College)	5.000%	7/1/42	2,000	2,265
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	5.000%	1/1/36 (12)	5,000	5,362
Massachusetts Development Finance Agency
Revenue (Williams College)	5.000%	7/1/38	4,000	4,531
Massachusetts Development Finance Agency
Revenue (Williams College)	5.000%	7/1/43	3,000	3,373
2 Massachusetts Development Finance Agency
Revenue (Williams College) PUT	0.380%	7/1/17	5,000	5,001
Massachusetts Development Finance Agency
Revenue (Worcester Polytechnic Institute)	5.000%	9/1/50	2,650	2,894
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/34	1,295	1,456
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/39	6,470	7,196
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/39	1,000	1,112
Massachusetts Educational Financing Authority
Education Loan Revenue	5.500%	1/1/17	3,000	3,214
Massachusetts Federal Highway GAN
(Accelerated Bridge Program)	5.000%	6/15/26	3,000	3,554

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Federal Highway Revenue	5.000%	6/15/27	6,000	7,150
Massachusetts GO	5.250%	8/1/17 (Prere.)	1,500	1,644
Massachusetts GO	5.500%	11/1/17	3,000	3,335
2 Massachusetts GO	0.530%	1/1/18	5,000	5,000
Massachusetts GO	5.000%	8/1/18 (Prere.)	4,185	4,693
Massachusetts GO	5.000%	8/1/18 (Prere.)	4,500	5,046
Massachusetts GO	5.500%	8/1/19	5,000	5,844
Massachusetts GO	5.500%	10/1/19 (12)	1,000	1,174
Massachusetts GO	5.500%	10/1/19 (2)	2,000	2,347
Massachusetts GO	5.500%	11/1/19 (4)	5,550	6,527
Massachusetts GO	5.000%	8/1/21	5,000	5,926
Massachusetts GO	5.000%	8/1/22	4,400	5,277
Massachusetts GO	5.250%	8/1/22	5,000	6,080
Massachusetts GO	5.250%	8/1/23	1,000	1,233
Massachusetts GO	5.000%	11/1/23	4,000	4,853
Massachusetts GO	5.000%	6/1/24	3,615	4,184
Massachusetts GO	5.000%	7/1/24	5,765	6,857
Massachusetts GO	5.250%	9/1/24 (4)	7,800	9,730
Massachusetts GO	5.000%	6/1/25	3,000	3,472
Massachusetts GO	5.000%	7/1/25	9,000	10,704
Massachusetts GO	5.000%	7/1/26	9,000	10,588
Massachusetts GO	5.000%	8/1/26	6,500	7,669
Massachusetts GO	5.000%	8/1/28	4,535	5,035
Massachusetts GO	5.500%	8/1/30 (2)	9,330	11,867
Massachusetts GO	4.000%	8/1/32	5,000	5,228
Massachusetts GO	5.000%	8/1/32 (2)	1,250	1,356
Massachusetts GO	5.000%	8/1/33	2,000	2,279
Massachusetts GO	4.000%	5/1/35	5,000	5,165
Massachusetts GO	5.000%	8/1/36	9,000	10,138
Massachusetts GO	5.000%	8/1/37	5,000	5,620
Massachusetts GO	4.000%	6/1/42	8,000	8,160
Massachusetts GO	4.000%	6/1/43	7,820	7,991
Massachusetts GO	4.500%	8/1/43	3,705	3,932
1 Massachusetts GO TOB VRDO	0.100%	6/1/15	900	900
Massachusetts Health & Educational Facilities
Authority Revenue (Baystate Medical Center)
VRDO	0.080%	6/1/15 LOC	900	900
Massachusetts Health & Educational Facilities
Authority Revenue (Berklee College of Music)	5.000%	10/1/26	1,755	1,900
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/18 (Prere.)	315	352
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/28	2,685	2,826
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.000%	7/1/28	2,000	2,200
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/33	3,015	3,216
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/38	3,500	3,721
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital)	5.500%	12/1/39	4,000	4,566

Massachusetts Health & Educational Facilities
Authority Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/37	5,000	5,424

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	3,000	3,679
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/21	2,000	2,400
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/24	810	941
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/30	925	1,061
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.500%	11/15/36	16,000	18,294
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart Gardner
Museum)	5.000%	5/1/27	1,650	1,856
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart Gardner
Museum)	5.000%	5/1/28	2,080	2,329
Massachusetts Health & Educational Facilities
Authority Revenue (Lahey Clinic Medical Center)	5.250%	8/15/37	6,650	7,030
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.000%	7/1/17 (Prere.)	3,500	3,808
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/25	3,605	4,556
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/30	3,000	3,840
Massachusetts Health & Educational Facilities
Authority Revenue (Museum of Fine Arts) VRDO	0.070%	6/1/15	9,400	9,400
Massachusetts Health & Educational Facilities
Authority Revenue (Museum of Fine Arts) VRDO	0.120%	6/1/15	9,880	9,880
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/19	3,000	3,426
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/23	3,435	3,819
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/32	1,000	1,113
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/33	3,000	3,295
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.250%	7/1/29	10,000	11,409
1 Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
TOB VRDO	0.110%	6/5/15	1,800	1,800
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
VRDO	0.090%	6/5/15	2,100	2,100
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	8.000%	10/1/15 (Prere.)	1,025	1,052
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	8.000%	10/1/15 (Prere.)	1,475	1,513
Massachusetts Health & Educational Facilities
Authority Revenue (South Coast Health System)	5.000%	7/1/39	6,000	6,446
Massachusetts Health & Educational Facilities
Authority Revenue (Sterling & Francine Clark)	5.000%	7/1/36	6,200	6,474
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/22	1,400	1,693

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/26	1,880	2,315
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University) VRDO	0.080%	6/1/15	11,620	11,620
Massachusetts Health & Educational Facilities
Authority Revenue (Wellesley College) VRDO	0.070%	6/5/15	10,000	10,000
Massachusetts Health & Educational Facilities
Authority Revenue (Williams College)	5.000%	7/1/31	385	402
Massachusetts Health & Educational Facilities
Authority Revenue (Winchester Hospital)	5.250%	7/1/38	2,840	3,125
Massachusetts Housing Finance Agency Single
Family Housing Revenue	2.650%	12/1/41	4,775	4,899
Massachusetts Housing Finance Agency Single
Family Housing Revenue	2.750%	12/1/41	1,455	1,491
Massachusetts Housing Finance Agency Single
Family Housing Revenue	4.000%	12/1/43	3,805	4,076
Massachusetts Housing Finance Agency Single
Family Housing Revenue	4.000%	12/1/44	3,400	3,669
Massachusetts Housing Finance Agency Single
Family Housing Revenue	4.000%	6/1/45	1,750	1,891
Massachusetts Port Authority Revenue	5.500%	7/1/16 (4)	4,000	4,222
Massachusetts Port Authority Revenue	5.000%	7/1/17 (4)	3,000	3,260
Massachusetts Port Authority Revenue	5.000%	7/1/25	1,230	1,453
Massachusetts Port Authority Revenue	5.000%	7/1/30	2,000	2,296
Massachusetts Port Authority Revenue	5.000%	7/1/31	1,800	2,059
Massachusetts Port Authority Revenue	5.000%	7/1/33	4,650	5,288
Massachusetts Port Authority Revenue	5.000%	7/1/34	3,845	4,377
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	645	651
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	2,500	2,525
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/22	5,000	5,995
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/25	3,110	3,694
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/26	5,000	5,921
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/27	10,000	11,786
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/28	7,250	8,545
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/29	10,000	11,582
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30	8,000	9,211
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/32	2,400	2,737
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	10,000	11,487
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	4.000%	1/15/37	3,000	3,062
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/37 (2)	4,735	5,097

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	5/15/38	2,660	2,986
Massachusetts Special Obligation Dedicated
Tax Revenue	5.500%	1/1/27 (14)	13,000	16,161
Massachusetts Special Obligation Dedicated
Tax Revenue	5.500%	1/1/28 (14)	3,750	4,660
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/21	5,000	5,908
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/29	2,000	2,313
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/33	2,050	2,348
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	4.000%	6/1/37	1,960	2,020
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/38	2,750	3,090
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/43	5,000	5,602
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/44	5,000	5,691
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/20 (14)	3,000	2,768
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/25 (14)	5,000	3,848
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/28 (14)	6,000	4,073
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/17	540	545
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/22	3,000	3,625
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/25	2,500	3,114
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/27	8,000	9,608
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/28	975	1,161
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/29	1,520	1,931
Massachusetts Water Pollution Abatement
Trust Revenue	5.750%	8/1/29	190	191
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/32	2,415	2,781
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/16 (Prere.)	2,005	2,113
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/16 (Prere.)	2,995	3,156
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/16 (Prere.)	5,990	6,301
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/17 (Prere.)	500	545
Massachusetts Water Resources Authority
Revenue	5.500%	8/1/20 (4)	1,000	1,198
Massachusetts Water Resources Authority
Revenue	5.500%	8/1/22 (4)	1,490	1,845

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/24	5,000	6,114
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/27	2,000	2,316
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/29	2,400	2,746
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/30	2,775	3,200
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/31	2,230	2,563
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/31 (4)	1,000	1,256
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/34 (14)	7,500	8,077
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/35 (14)	13,900	14,995
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/35 (4)	1,310	1,642
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	2,710	3,064
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	1,700	1,782
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	1,000	1,126
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/39	2,950	3,315
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/40	500	569
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/41	4,450	4,981
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/42	1,000	1,108
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/42	10,000	11,283
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/44	8,000	9,035
1 Massachusetts Water Resources Authority
Revenue TOB VRDO	0.100%	6/5/15 LOC	2,000	2,000
Metropolitan Boston MA Transit Parking Corp.
Revenue	5.000%	7/1/31	1,000	1,135
Metropolitan Boston MA Transit Parking Corp.
Revenue	5.250%	7/1/36	7,000	7,947
University of Massachusetts Building Authority
Revenue	5.000%	11/1/15 (Prere.)	2,695	2,749
University of Massachusetts Building Authority
Revenue	5.000%	11/1/15 (Prere.)	1,760	1,795
University of Massachusetts Building Authority
Revenue	5.000%	11/1/15 (Prere.)	1,980	2,019
University of Massachusetts Building Authority
Revenue	5.000%	11/1/15 (Prere.)	1,990	2,030
University of Massachusetts Building Authority
Revenue	5.000%	11/1/31	2,500	2,937
University of Massachusetts Building Authority
Revenue	5.000%	11/1/32	4,060	4,762

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of Massachusetts Building Authority
Revenue	5.000%	5/1/38	2,000	2,232
University of Massachusetts Building Authority
Revenue	5.000%	5/1/38 (4)	1,615	1,767
University of Massachusetts Building Authority
Revenue	5.000%	11/1/39	6,695	7,471
University of Massachusetts Building Authority
Revenue	5.000%	11/1/39	3,000	3,402
University of Massachusetts Building Authority
Revenue	5.000%	11/1/40	3,000	3,418
University of Massachusetts Building Authority
Revenue	4.000%	11/1/45	2,000	2,008
Worcester MA GO	5.500%	8/15/15 (14)	240	241
Worcester MA GO	5.250%	8/15/21 (14)	315	316
				1,209,290
Guam (0.2%)
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.500%	7/1/43	2,250	2,548

Virgin Islands (0.4%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/30	4,000	4,387
Total Tax-Exempt Municipal Bonds (Cost $1,162,141)				1,216,225
Other Assets and Liabilities (0.2%)
Other Assets				16,798
Liabilities				(13,799)
				2,999
Net Assets (100%)
Applicable to 113,550,158 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,219,224
Net Asset Value Per Share				$10.74

At May 31, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,165,607
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(467)
Unrealized Appreciation (Depreciation)				54,084
Net Assets				1,219,224

  See Note A in Notes to Financial Statements.
  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate value of these securities was $7,586,000, representing 0.6% of net assets.
  Adjustable-rate security.
  Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2015. A key to abbreviations and other references follows the Statement of Net Assets.
  See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by: (1) MBIA (Municipal Bond Investors Assurance).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company). (4) AGM (Assured Guaranty Municipal Corporation). (5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation. (10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty). (12) AGC (Assured Guaranty Corporation).

(13) BHAC (Berkshire Hathaway Assurance Corporation). (14) NPFG (National Public Finance Guarantee Corporation). (15) BAM (Build America Mutual Assurance Company). (16) MAC (Municipal Assurance Corporation).

(17) RAA (Radian Asset Assurance Inc.).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2015
($000)
Investment Income
Income
Interest	19,218
Total Income	19,218
Expenses
The Vanguard Group—Note B
Investment Advisory Services	57
Management and Administrative	719
Marketing and Distribution	108
Custodian Fees	7
Shareholders’ Reports	4
Total Expenses	895
Net Investment Income	18,323
Realized Net Gain (Loss)
Investment Securities Sold	378
Futures Contracts	(4)
Realized Net Gain (Loss)	374
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(8,076)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,621

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,323	34,635
Realized Net Gain (Loss)	374	7,373
Change in Unrealized Appreciation (Depreciation)	(8,076)	51,523
Net Increase (Decrease) in Net Assets Resulting from Operations	10,621	93,531
Distributions
Net Investment Income	(18,323)	(34,635)
Realized Capital Gain[1]	(7,117)	—
Total Distributions	(25,440)	(34,635)
Capital Share Transactions
Issued	135,823	205,583
Issued in Lieu of Cash Distributions	18,928	24,623
Redeemed	(69,109)	(142,017)
Net Increase (Decrease) from Capital Share Transactions	85,642	88,189
Total Increase (Decrease)	70,823	147,085
Net Assets
Beginning of Period	1,148,401	1,001,316
End of Period	1,219,224	1,148,401

1 Includes fiscal 2015 short-term gain distributions totaling $1,785,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.87	$10.27	$11.13	$10.41	$10.15	$10.19
Investment Operations
Net Investment Income	.166	.345	.340	.349	.366	.386
Net Realized and Unrealized Gain (Loss)
on Investments	(. 063)	. 600	(. 860)	.720	. 260	(. 040)
Total from Investment Operations	.103	.945	(.520)	1.069	.626	.346
Distributions
Dividends from Net Investment Income	(.166)	(. 345)	(. 340)	(. 349)	(. 366)	(. 386)
Distributions from Realized Capital Gains	(.067)	—	—	—	—	—
Total Distributions	(. 233)	(. 345)	(. 340)	(. 349)	(. 366)	(. 386)
Net Asset Value, End of Period	$10.74	$10.87	$10.27	$11.13	$10.41	$10.15

Total Return[1]	0.94%	9.32%	-4.71%	10.41%	6.32%	3.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,219	$1,148	$1,001	$1,127	$942	$983
Ratio of Total Expenses to
Average Net Assets	0.15%	0.16%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.06%	3.24%	3.21%	3.22%	3.61%	3.75%
Portfolio Turnover Rate	8%	27%	36%	13%	13%	18%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at May 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and for the period ended May 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Massachusetts Tax-Exempt Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At May 31, 2015, the fund had contributed capital of $108,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,216,225	—
Futures Contracts—Assets[1]	23	—	—
Total	23	1,216,225	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

Massachusetts Tax-Exempt Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At May 31, 2015, the cost of investment securities for tax purposes was $1,162,976,000. Net unrealized appreciation of investment securities for tax purposes was $53,249,000, consisting of unrealized gains of $55,189,000 on securities that had risen in value since their purchase and $1,940,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended May 31, 2015, the fund purchased $131,181,000 of investment securities and sold $45,869,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	May 31, 2015	November 30, 2014
	Shares	Shares
	(000)	(000)
Issued	12,491	19,337
Issued in Lieu of Cash Distributions	1,745	2,308
Redeemed	(6,365)	(13,428)
Net Increase (Decrease) in Shares Outstanding	7,871	8,217

G. Management has determined that no material events or transactions occurred subsequent to May 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	11/30/2014	5/31/2015	Period
Based on Actual Fund Return	$1,000.00	$1,009.42	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.18	0.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Massachusetts Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante Chris D. McIsaac	Michael S. Miller James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1682 072015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 16, 2015

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 16, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.